UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 17, 2025
Commission File Number: 0-24260

AMEDISYS, INC.
(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3854 American Way, Suite A, Baton Rouge, LA 70816
(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 — REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On April 17, 2025, Amedisys, Inc. ("we," "us," "our," or "the Company") entered into a Fourth Amendment to its Amended and Restated Credit Agreement, effective as of that date (the “Fourth Amendment”), by and among the Company and Amedisys Holding, L.L.C., a wholly-owned subsidiary of the Company, as the borrowers, certain subsidiaries of the Company that are party thereto as guarantors, Bank of America, N.A., as the administrative agent, swingline lender and letter of credit issuer, JPMorgan Chase Bank, N.A. as a lender and letter of credit issuer, and Citizens Bank, N.A., Fifth Third Bank, National Association, PNC Bank, National Association, Regions Bank, Capital One Bank, National Association, Wells Fargo Bank, National Association, Hancock Whitney Bank, and BOKF, NA DBA Bank of Texas, as lenders. The Fourth Amendment amends the Amended and Restated Credit Agreement, dated as of June 29, 2018, as amended by the First Amendment to the Amended and Restated Credit Agreement, dated as of February 4, 2019, as further amended by the Second Amendment to the Amended and Restated Credit Agreement, dated as of July 30, 2021, and as further amended by the Third Amendment to the Amended and Restated Credit Agreement, dated as of March 10, 2023 (the “Existing Credit Agreement”).
The Existing Credit Agreement provides for a senior secured credit facility in an aggregate principal amount of up to $1.0 billion, which includes a $550.0 million Revolving Credit Facility (the “Revolving Credit Facility”), and a term loan facility with a principal amount of up to $450.0 million (the “Term Loan Facility” and collectively with the Revolving Credit Facility, the “Credit Facility”).
Pursuant to the Fourth Amendment, the parties to the Existing Credit Agreement (i) extended the maturity date of the Credit Facility from July 30, 2026 to July 30, 2027; (ii) added certain provisions for “Outbound Investment Rules” that relate to the regulations administered and enforced by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; and (iii) made certain other amendments to the Existing Credit Agreement.
The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment filed as Exhibit 10.1 of this report and incorporated herein by reference.

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 23, 2025, the Company issued a press release (the “Press Release”) announcing its financial results for the three-month period ended March 31, 2025. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information presented in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT
The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

SECTION 7 — REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE
Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
In addition, a copy of the Company's first quarter supplemental slides are attached to this report as Exhibit 99.2 and incorporated herein by reference.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

10.1
Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2025, by and among Amedisys, Inc. and Amedisys Holding, L.L.C., as the borrowers, the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and JPMorgan Chase Bank, N.A. as a lender and letter of credit issuer.

99.1	Press release dated April 23, 2025 announcing the Company's results for the three-month period ended March 31, 2025 (furnished only)
99.2	Supplemental slides provided in connection with the first quarter 2025 earnings release (furnished only)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMEDISYS, INC.
(Registrant)

By:    /s/ Scott G. Ginn
    Scott G. Ginn
    Chief Operating Officer, Executive Vice President and Chief Financial Officer
    (Principal Financial Officer)

DATE: April 23, 2025